EXHIBIT 10.2

June 6, 2005

MAYSIA RESOURCES CORPORATION
1600 Beach Avenue
Suite 1810-D
Vancouver, British Columbia
Canada V6G 1Y8

I, Saleem S. Mohamed, hold in trust for Maysia Resources Corporation a 100% undivided interest in following:

	Document	Recording	Expiration
Tenure No.	Description	Date	Date

508964	SSM	3-14-2005	3-14-2006

I will deliver full title on demand to Maysia Resources Corporation for as long as the claims are in good standing with the Province of British Columbia.

/s/ Saleem S. Mohamed
Saleem S. Mohamed